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EXHIBIT 99.2

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:                                            May 25, 2006

TO:                                                 Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust

ATTENTION:                               Robert Waddell

                                                        LaSalle Bank National Association

TELEPHONE:                              312-904-6257

FACSIMILE:                                312-904-1368

TO:                                                 Washington Mutual Bank

ATTENTION:                               Mercy Lu

TELEPHONE:                              206-461-5728

FACSIMILE:                                206-554-4889

TO:                                                 Bear Stearns Bank plc

ATTENTION:                               Derivatives Documentation

TELEPHONE:                              353-1-402-6225

FACSIMILE:                                353-1-402-6223

FROM:                                          Derivatives Documentation

TELEPHONE:                              212-272-2711

FACSIMILE:                                212-272-9857

RE:                                                 Novation Confirmation

REFERENCE NUMBER(S): FXNSC8284 – BXNS185751

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.     The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.     The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	May 25, 2006
Novation Date:	May 25, 2006
Novated Amount:	USD 407,362,237.00
Transferor 1:	Washington Mutual Bank
Transferor 2:	Bear Stearns Bank plc
Transferee 1:	Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust
Transferee 2:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmation

Reference Number: – FXNSC8284 – BXNS185751 - Novation Confirmation
Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust.
May 25, 2006

3.     The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	May 16, 2006
Effective Date of Old Transaction:	June 25, 2006
Termination Date of Old Transaction:	January 25, 2011

4.     The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable, commencing on June 25, 2006

5.     Offices:

Transferor 1:	Not Applicable
Transferor 2:	Not Applicable
Transferee 1:	Not Applicable
Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction.  For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: – FXNSC8284 – BXNS185751 - Novation Confirmation
Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust.
May 25, 2006

Washington Mutual Bank By: _____________________________ Name: Title: Date:	Bear Stearns Bank plc By: _____________________________ Name: Title: Date:

 Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust by LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust

By:  _____________________________

        Name:

        Title:

        Date:

Bear Stearns Financial Products Inc. By: _____________________________ Name: Title: Date:
By: _______________________________ Name: Title: Date:

am

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

EXHIBIT A

DATE:                         May 25, 2006

TO:                              Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust

ATTENTION:             Robert Waddell

                                      LaSalle Bank National Association

TELEPHONE:             312-904-6257

FACSIMILE:               312-904-1368

FROM:                        Derivatives Documentation

TELEPHONE:             212-272-2711

FACSIMILE:               212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):   FXNSC8284

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. (“BSFP”) and Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE2 Supplemental Interest Trust (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction.

This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of May 25, 2006 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”).  All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

{Fixed v Floating (Oct/23/96)

2.         The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                With respect to any Calculation Period the amount set forth for such period in Schedule I attached hereto.

            Trade Date:                May 25, 2006

            Effective Date:           June 25, 2006

            Termination Date:     January 25, 2011

            Fixed Amount:

                        Fixed Rate Payer:      Counterparty

                        Fixed Rate Payer Payment Dates:        The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

                        Fixed Rate Payer Period End Dates:    The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006 and ending on the Termination Date, with No Adjustment.

                        Fixed Rate:       5.35200%

                        Fixed Rate Day Count Fraction: 30/360

            Floating Amounts:

                        Floating Rate Payer: BSFP

                        Floating Rate Payer Payment Dates:        The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

                        Floating Rate Payer Period End Dates:    The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2006 and ending on the Termination Date, with No Adjustment.

                        Floating Rate for initial Calculation Period:        To be determined

                       Floating Rate Option:    USD-LIBOR-BBA.

                        Designated Maturity:            One month

                        Floating Rate Day

                        Count Fraction:          Actual/360

                        Reset Dates: The first day of each Calculation Period.

                        Compounding:           Inapplicable

            Business Days:  New York, Illinois, California and Washington

            Calculation Agent:         BSFP

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.         Account Details and Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

 Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

 Payments to Counterparty:

LaSalle Bank National Association

ABA Number: 071000505

LaSalle CHGO/CTR/BNF/LaSalle Trust

Account Number: 723731.3

Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.  Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by LaSalle Bank National Association (“LaSalle Bank”) not in its individual capacity but solely as Trustee of the Supplemental Interest Trust referred to in this Confirmation in the exercise of the powers and authority conferred and invested in it thereunder; (ii) any representations, undertakings and agreements of the Supplemental Interest Trust are made and intended not as personal representations, undertakings and agreements by LaSalle Bank on but are made and intended for the purpose of binding only the Supplemental Interest Trust; (iii) nothing herein contained shall be construed as creating any liability on LaSalle Bank individually, or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties; and (iv) under no circumstances shall LaSalle Bank in its individual capacity be personally liable for the payment of any indebtedness or expenses (including the Fixed Amount) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

am

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
Effective Date	7/25/2006	407,362,237.00
7/25/2006	8/25/2006	400,950,712.41
8/25/2006	9/25/2006	393,157,643.95
9/25/2006	10/25/2006	384,562,766.78
10/25/2006	11/25/2006	375,028,248.78
11/25/2006	12/25/2006	364,561,620.06
12/25/2006	1/25/2007	352,845,192.18
1/25/2007	2/25/2007	338,795,075.30
2/25/2007	3/25/2007	320,959,836.11
3/25/2007	4/25/2007	306,694,161.09
4/25/2007	5/25/2007	289,728,692.98
5/25/2007	6/25/2007	273,775,460.09
6/25/2007	7/25/2007	258,754,721.11
7/25/2007	8/25/2007	244,735,165.94
8/25/2007	9/25/2007	232,128,582.41
9/25/2007	10/25/2007	229,701,424.53
10/25/2007	11/25/2007	228,085,562.53
11/25/2007	12/25/2007	218,124,790.71
12/25/2007	1/25/2008	206,038,314.26
1/25/2008	2/25/2008	184,376,126.24
2/25/2008	3/25/2008	161,199,808.78
3/25/2008	4/25/2008	141,366,704.25
4/25/2008	5/25/2008	124,384,708.75
5/25/2008	6/25/2008	110,087,806.31
6/25/2008	7/25/2008	108,929,833.18
7/25/2008	8/25/2008	102,014,532.03
8/25/2008	9/25/2008	99,688,530.22
9/25/2008	10/25/2008	93,686,087.24
10/25/2008	11/25/2008	88,169,321.50
11/25/2008	12/25/2008	83,077,869.85
12/25/2008	1/25/2009	77,663,814.00
1/25/2009	2/25/2009	71,718,882.21
2/25/2009	3/25/2009	66,345,909.60
3/25/2009	4/25/2009	61,809,040.93
4/25/2009	5/25/2009	57,699,738.11
5/25/2009	6/25/2009	53,843,195.18
6/25/2009	7/25/2009	50,217,353.01
7/25/2009	8/25/2009	46,805,524.14
8/25/2009	9/25/2009	43,610,595.72
9/25/2009	10/25/2009	40,691,307.27
10/25/2009	11/25/2009	37,932,358.74
11/25/2009	12/25/2009	35,319,886.76
12/25/2009	1/25/2010	32,830,755.41
1/25/2010	2/25/2010	30,459,970.11
2/25/2010	3/25/2010	28,202,013.63
3/25/2010	4/25/2010	26,095,267.60
4/25/2010	5/25/2010	24,128,338.66
5/25/2010	6/25/2010	22,293,780.40
6/25/2010	7/25/2010	20,578,806.22
7/25/2010	8/25/2010	18,943,380.55
8/25/2010	9/25/2010	17,359,876.10
9/25/2010	10/25/2010	15,875,710.59
10/25/2010	11/25/2010	14,457,380.59
11/25/2010	12/25/2010	13,099,253.69
12/25/2010	Termination Date	11,798,656.17